SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:   January 9, 1998



                          North American Vaccine, Inc.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

         Canada                     1-10451                   98-0121241
----------------------------  ------------------------    --------------------
(State or other jurisdiction  (Commission File Number)      (IRS Employer
of incorporation                                           identification No.)

         12103 Indian Creek Court, Beltsville, Maryland             20705
        ------------------------------------------------          ----------
           (Address of principal executive offices)               (Zip Code)


Registrant's telephone number including area code:    301/419-8400
                                                      ------------



Exhibit Index appears on page 4
-------------------------------

Item 5.   Other Events

            On January 9, 1998, North American Vaccine, Inc. (the "Company") issued a press release containing information that the Company deems of importance to its security holders. The press release, which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

Exhibit 99.1    Press Release, dated January 9, 1998




















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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                    NORTH AMERICAN VACCINE, INC.

                                    /s/ Sharon Mates
                                    --------------------------------
                                    Sharon Mates, Ph.D.
                                    President


Dated: January 12, 1998
























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


                                  EXHIBIT INDEX

ITEM NO.

  99.1       Press Release, dated January 9, 1998








































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